Goodwill	6 Months Ended
Jun. 30, 2023
Goodwill [Abstract]
Goodwill

4. Goodwill

As a result of our change in segments during the year ended December 31, 2022, the prior period goodwill balances have been recast to reflect this change (See Note 1). Changes in the carrying amount of goodwill are as follows:

	Merchant Solutions	Digital Wallets	Total
Balance as of December 31, 2022	$637,446	$1,361,686	$1,999,132
Foreign exchange	—	17,655	17,655
Balance as of June 30, 2023	$637,446	$1,379,341	$2,016,787

	Merchant Solutions	Digital Wallets	Total
Balance as of December 31, 2021	$1,796,591	$1,853,446	$3,650,037
Additions during the period (1)	—	284,239	284,239
Purchase price accounting adjustments (2)	-	(2,313)	(2,313)
Impairment	(1,159,145)	(723,042)	(1,882,187)
Foreign exchange	-	(56,325)	(56,325)
Balance as of June 30, 2022	$637,446	$1,356,005	$1,993,451

(1)
Additions to goodwill within the Digital Wallet segment related to the acquisition of SafetyPay.
(2)
Purchase price adjustments relate to changes in estimates of certain assets or liabilities acquired in business combinations that were completed within one year prior to June 30, 2022.

The Company performs its annual goodwill impairment test for all reporting units as of October 1st, or when events and circumstances have occurred that would indicate the carrying amount of goodwill exceeds its fair value. Due to a sustained decline in stock price and market capitalization, we concluded that an impairment indicator for goodwill was present in both the Merchant Solutions and Digital Wallets segments as of June 30, 2023.

We performed a goodwill impairment test using a weighting of both market and income approaches. The market approach was based on guideline comparable companies and the key assumptions included selected Earnings Before Interest Tax Depreciation and Amortization ("EBITDA") multiples. The income approach was based on a discounted cash flow model and the key assumptions included the discount rate and future cash flows such as long-term growth rates.

Selected multiples were determined based on guideline comparable companies’ and discounted based on business-specific considerations. The cash flow forecast, including long term growth rates, considers past experience and future market expectations. Discount rate assumptions are based on determining a cost of debt and equity and an assessment as to whether there are risks not adjusted for in the future cash flows of the respective reporting unit. Failure to achieve the future cash flows, changes in key assumptions or further decline in the stock price may cause a future impairment of goodwill at the reporting unit level. Based on the analysis performed, no impairment was identified in either segment.

In the prior year, due to a sustained decline in stock price and market capitalization, as well as market and macroeconomic conditions, we concluded that an impairment indicator for goodwill was present in both segments as of June 30, 2022. Based on the goodwill impairment test performed, the Company recognized a goodwill impairment of $1,159,145 and $723,042 in the Merchant Solutions and Digital Wallets segments, respectively.

Accumulated impairment of goodwill both at June 30, 2023 and December 31, 2022 was $1,882,187.